Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE: )
)	Case No. 11-20140-11-rdb
ICOP DIGITAL, INC. )	Chapter 11
Debtor. )
)

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM April 1 2011  TO April 30 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joanne B. Stutz
Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

16801 West 116th Street	7225 Renner Road, Suite 200
Lenexa, KS 66219	Shawnee, KS 66217
(913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING April 1 2011 AND ENDING April 30 2011

Name of Debtor: ICOP Digital, Inc.                                                                     Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 18th day of May, 2011.	/s/ David C. Owen
By: David C. Owen, Chairman/CEO
(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

Month           Petition to Date
1- FUNDS AT BEGINNING OF PERIOD $ 533,929.41 (a)                                                                                                $24,201.83 (b) 2. RECEIPTS: A Cash Sales
Minus: Cash Refunds
A Net Cash Sales                                                      -
R Accounts Receivable                                           1,677.19                                202,71426
C. Other Receipts (See MOR-3)                                                      5,971.14                                746,759.99
(If you receive rental income, you must attach a rent roll)
TOTAL RECEIPTS (Lines 2A+2B+2C)                                                                           7,648.33                                949,474.25
TOTAL FUNDS AVAILABLE FOR                                                                $541,577.74                                $973,676.08
DISBURSEMENTS
A Advertising                                                      -
R Bank Charges                                110.00                                958.35
C. Contract Labor                                                      35,434.15
D. Fnted Asset Payments (not incl. in "N")                                                                                                -
E Insurance                                           41,943.00
F Inventory Payments (See Attach. 2)
G. Leases
H Manufacturing Supplies                                                                -
I Office Supplies                                                      548.95
J. Payroll - Net (See Attachment 4B)                                                                                     -
K Professional Fees (Accounting & Legal)                                                                           34,649.46                                132,002.08
L Rent                      1,330.65                                47,375.66
M Repairs & Maintenance                                                                -
N Secured Credit Payments (See Attach. 2                                                                           5,TO3.26                                186,977.59
O. Taxes Paid - Payroll (See Attachment 4C)
P. Taxes Paid- Sales & Use (See Attachment 4C)                                                                                                           -
Q Taxes Paid - Other (See Attachment 4C)                                                                                                5,714.52
R Telephone                      1,275.11                                6,130.71
S. Travel & Entertainment                                                                -
Y. U.S. Trustee Quarterly Fees                                                                           4,175.00
U. Utilities                      3,176.41                                4,901.88
V. Vehicle Expenses                                                                -
W Other Operating Expenses (See MOR-3)                                                                           10,316.28                                21,196.15
TOTAL DISBURSEMENTS (Sum of 5A thru                                                                           56,661.17                                488,759.51
ENDING BALANCE (Line 4 Minus Line 6)                                                                           $ 484,916.57 (c)                                $           414,916.57 (c)

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Description		Current Month	Cumulative Petition to Date

TOTAL OTHER RECEIPTS	Refunds	5,971.14

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: ICOP Digital, Inc.                               Case Number:  11-20140-11-rdb

Reporting Period beginning April 1 2011                    Period ending   April 30 2011

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 177,817(a)
PLUS: Current Month New Billings
MINUS: Collection During the Month	$ (b)
PLUS/MINUS: Adjustments or Writeoffs	$ 1,677.19*
End of Month Balance	$ 176,140(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Customer receipts paid to FCG offset against interest and penalty fees

Adjustment made to refund overpayment on account.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
TOTAL	0.00	0.00	(199,359.28)	(2,500.00)	377,999.08	176,139.80

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: ICOP Digital, Inc.                              Case Number:  11-20140-11-rdb

Reporting Period beginning April 1 2011                   Period ending   April 30 2011

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
See attached

TOTAL AMOUNT				(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ 4,941.02 (a)
PLUS: New Indebtedness Incurred This Month	$
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	$
PLUS/MINUS: Adjustments	$ *
Ending Month Balance	$ 4,941.02 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/ Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent

TOTAL			(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: ICOP Digital, Inc.                              Case Number:  11-20140-11-rdb

Reporting Period beginning April 1 2011                   Period ending   April 30 2011

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$ 0.00(a)
PLUS: Inventory Purchased During Month
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Inventory on Hand at End of Month	$ 0.00

METHOD OF COSTING INVENTORY: FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
Sale of Assets March 2011.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory

%	100.00%	%	% =	100%*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	$ 1.219.241.95(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$ 1,000,259.41 (a)(b)
MINUS: Depreciation Expense	$
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Ending Monthly Balance	$ 1,000,259.41

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.
Asset Sale March 2011.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: ICOP Digital, Inc.                               Case Number:  11-20140-11-rdb

Reporting Period beginning April 1 2011                    Period ending   April 30 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: FNB Olathe BRANCH:

ACCOUNT NAME: Operating Account ACCOUNT NUMBER: 0139602

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$ 488,560.21
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 4,098.98*
Minus Service Charges	$
Ending Balance per Check Register	$ 484,461.23**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                                             Case Number:

Reporting Period beginning                                                         Period ending

NAME OF BANK:                                                                         BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                              OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: ICOP Digital, Inc.                    Case Number:  11-20140-11-rdb

Reporting Period beginning April 1 2011          Period ending   April 30 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement	$465.34
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ 465.34**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:                                                                                           Case Number:

Reporting Period beginning                                                                       Period ending

NAME OF BANK:                                                                                       BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                                                 PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: ICOP Digital, Inc.                                 Case Number:  11-20140-11-rdb

Reporting Period beginning April 1 2011                      Period ending   April 30 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:                                                                                      BRANCH:

ACCOUNT NAME:                                                                                    ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as  “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                                Case Number:

Reporting Period beginning                                            Period ending

NAME OF BANK:                                                            BRANCH:

ACCOUNT NAME:                                                          ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.
DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL					(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value

TOTAL					(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)		(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct.	Amount of Petty Cash On Hand At End of Month		Difference between (Column 2) and (Column 3)

TOTAL		$	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: ICOP Digital, Inc.                                 Case Number:  11-20140-11-rdb

Reporting Period beginning April 1 2011                       Period ending   April 30 2011

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period

TOTAL			$

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: ICOP Digital, Inc.                                 Case Number:  11-20140-11-rdb

Reporting Period beginning April 1 2011                      Period ending   April 30 2011

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due

CBIZ Insurance, Kathy Beamis, 913-234-1918
Travelers Property		TT06303657	General Liab	1/1/2012	1/1/2011
Travelers Indemnity		BA3885P20611TEC	Auto Liab	1/1/2012	1/1/2011
Travelers Property		TT06303658	Umbrella Liab	1/1/2012	1/1/2011
Standard Fire Ins Co		HCUB3751P66A11	Work Comp	1/1/2012	1/1/2011
D&O

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

We anticipate filing a Plan of Liquidation and Disclosure Statement as soon as possible after liquidation of the assets.

MOR-17

	Apr 30, 11	Mar 31, 11
ASSETS
Current Assets
Checking/Savings
Cash Accounts
0-10000 · Bank of Blue Valley (7650)	(10.00)	5,803.26
0-10030 · FNB FLEX ACCT. 017-823-3	0.00	(101.20)
0-10070 · FNB Olathe Checking 013-960-2	484,461.23	527,762.02
0-10080 · FNB Payroll Acct. 014-952-7	465.34	465.34
Total Cash Accounts	484,916.57	533,929.42
Foreign Cash Accounts
0-10200 · YEN Bank of America 11407006	(3,465.15)	(3,465.15)
0-10210 · Yen Currency Fluctuation	3,465.15	3,465.15
Total Foreign Cash Accounts	0.00	0.00
Total Checking/Savings	484,916.57	533,929.42
Accounts Receivable
Accounts Receivable
0-11000 · Accounts Receivable - Trade	252,876.73	254,553.92
0-11010 · Accounts Receivable - Dealers	23,719.75	23,719.75
0-11100 · Allowance for Doubtful Accounts	(100,456.68)	(100,456.68)
Total Accounts Receivable	176,139.80	177,816.99
Total Accounts Receivable	176,139.80	177,816.99
Other Current Assets
Other Current Assets
0-14110 · Employee Benefits - FLEX WH	(787.62)	(787.62)
0-14120 · Employee Benefits - Guardian	866.56	866.56
0-14130 · Employee Benefits - UHC	149.74	149.74
0-14140 · Employee Benefits - Aflac	75.21	75.21
Total Other Current Assets	303.89	303.89
Total Other Current Assets	303.89	303.89
Total Current Assets	661,360.26	712,050.30
Fixed Assets
Property Plant & Equipment, Net
Property Plant and Equipment
0-15500 · Land	1,000,259.41	1,000,259.41
Total Property Plant and Equipment	1,000,259.41	1,000,259.41
Total Property Plant & Equipment, Net	1,000,259.41	1,000,259.41
Total Fixed Assets	1,000,259.41	1,000,259.41
Other Assets
Long Term Assets
0-18100 · Security Deposit on Lease	17,500.00	17,500.00
Total Long Term Assets	17,500.00	17,500.00
Total Other Assets	17,500.00	17,500.00
TOTAL ASSETS	1,679,119.67	1,729,809.71
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable
0-20000 · Accounts Payable	1,187,056.11	1,187,056.11
0-20100 · Accounts Payable - Chpt 11	4,941.02	4,941.02
Total Accounts Payable	1,191,997.13	1,191,997.13
Total Accounts Payable	1,191,997.13	1,191,997.13
Other Current Liabilities
Accrued Liabilities
Accrued Expenses
0-21000 · Accrued Expenses - Other	52,257.40	52,257.40
0-21010 · Accrued Property Taxes	26,686.29	26,686.29
0-21020 · Accrued Sales Tax	3,366.29	3,366.29
Total Accrued Expenses	82,309.98	82,309.98
Accrued Payroll
0-21100 · Accrued Vacation pay	198,707.02	198,707.02
0-21120 · Accrued Commissions	18,234.00	18,234.00
0-21130 · Accrued Payroll	37,041.80	37,041.80
Total Accrued Payroll	253,982.82	253,982.82
Accrued Benefits
0-21410 · ESPP Withheld	104.71	104.71
Total Accrued Benefits	104.71	104.71
Total Accrued Liabilities	336,397.51	336,397.51
Notes Payable
0-22000 · N/P - Bank of Blue Valley	479,984.97	479,984.97
Total Notes Payable	479,984.97	479,984.97
Total Other Current Liabilities	816,382.48	816,382.48
Total Current Liabilities	2,008,379.61	2,008,379.61
Total Liabilities	2,008,379.61	2,008,379.61
Equity
Shareholders' Equity - CS
0-30000 · Bridge Warrant 2005 Proceeds	164,991.75	164,991.75
0-30010 · Stock Option Proceeds	52,650.00	52,650.00
0-30020 · Public Warrant Proceeds	769,171.09	769,171.09
0-30040 · Common Stock	36,343,227.14	36,343,227.14
0-30050 · Common Stock Restricted	1,560,000.00	1,560,000.00
0-30060 · Options Outstanding	2,076,270.47	2,076,270.47
0-30065 · Warrants	88,660.94	88,660.94
0-30070 · Offering Costs	(2,250,025.22)	(2,250,025.22)
Total Shareholders' Equity - CS	38,804,946.17	38,804,946.17
Other Comprehensive Income
0-31000 · Deferred currency exchange	3,465.15	3,465.15
Total Other Comprehensive Income	3,465.15	3,465.15
0-32000 · Retained Deficit	(36,493,467.90)	(36,493,467.90)
Net Income	(2,644,203.36)	(2,593,513.32)
Total Equity	(329,259.94)	(278,569.90)
TOTAL LIABILITIES & EQUITY	1,679,119.67	1,729,809.71

Apr 11
Ordinary Income/Expense
Expense
0-60400 · Professional & Contract Service	41,376.50
0-60500 · Facilities & Maintenance Costs	4,100.06
0-60700 · Business Insurance	-5,335.00
0-60800 · Telecommunications	1,275.11
0-61200 · IT Infrastructure/Software/Sys	915.03
0-61900 · Other Office Expenses	2,000.00
0-62100 · Bank and Loan Charges	555.08
0-99999 · Clearing Account	0.00
Total Expense	44,886.78
Net Ordinary Income	-44,886.78
Other Income/Expense
Other Expense
0-75000 · Interest Expense	5,803.26
Total Other Expense	5,803.26
Net Other Income	-5,803.26
Net Income	-50,690.04

	Type	Date	Num	Name	Memo	Debit	Credit	Balance
Cash Accounts								533,929.42
0-10000 · Bank of Blue Valley (7650)								5,803.26
	General Journal	04/30/2011	21280				10.00	5,793.26
	General Journal	04/30/2011	21280				5,803.26	-10.00
Total 0-10000 · Bank of Blue Valley (7650)						0.00	5,813.26	-10.00
0-10030 · FNB FLEX ACCT. 017-823-3								-101.20
	Transfer	04/11/2011			Funds Transfer	121.20		20.00
	General Journal	04/30/2011	21280				20.00	0.00
Total 0-10030 · FNB FLEX ACCT. 017-823-3						121.20	20.00	0.00
0-10070 · FNB Olathe Checking 013-960-2								527,762.02
	Check	04/02/2011	9671	Rees & Kincaid			580.65	527,181.37
	Check	04/02/2011	9672	INTUIT			915.03	526,266.34
	Check	04/05/2011	9673	Kansas Gas Service			99.55	526,166.79
	Check	04/06/2011	9674	ATMOS ENERGY	Pay Online		575.07	525,591.72
	Check	04/06/2011	9675	Water District No. 1			26.49	525,565.23
	Check	04/06/2011	9676	Kansas City Power & Light	Pay Online		1,918.16	523,647.07
	Check	04/06/2011	Wire	Marketwire Inc.	ACH Filing Fees		2,000.00	521,647.07
	Payment	04/08/2011		Tulelake Police Department		66.96		521,714.03
	Payment	04/08/2011		Dana Safety Supply		1,610.23		523,324.26
	Deposit	04/09/2011			Deposit	241.00		523,565.26
	Deposit	04/09/2011			Deposit	229.14		523,794.40
	Check	04/09/2011	9677	Last IT			2,500.00	521,294.40
	Check	04/09/2011	9678	Safety Vision			445.08	520,849.32
	Transfer	04/11/2011			Funds Transfer		121.20	520,728.12
	Check	04/12/2011	9679	SPRINT	ACH		217.98	520,510.14
	Check	04/12/2011	9680	SPRINT	ACH		370.03	520,140.11
	Check	04/13/2011	9681	Kansas City Power & Light	8726 Bourgade		42.33	520,097.78
	Check	04/13/2011	9682	Acuity	8726 Bourgade		407.00	519,690.78
	Check	04/14/2011	OL	AT&T	8726 Bourgade		604.73	519,086.05
	Check	04/14/2011		SPRINT	ACH		82.37	519,003.68
	Check	04/19/2011	9683	EVANS & MULLINIX P.A.			26,924.92	492,078.76
	Check	04/19/2011	9684	Bryan Cave, LLP			7,724.54	484,354.22
	Check	04/25/2011		Chase			174.18	484,180.04
	Deposit	04/27/2011			Deposit-Travelers	5,501.00		489,681.04
	Check	04/28/2011	9685	John Hancock	401-K Plan Expense		282.00	489,399.04
	Check	04/29/2011	9686	Equivest, LLC	Administrative Services		2,000.00	487,399.04
	Check	04/29/2011	9687	Laura Owen, LLC	Administrative Services		2,000.00	485,399.04
	Check	04/29/2011	9688	Kincaid & Rees Parkway Prof. Bldg.	Rent-May		750.00	484,649.04
	Check	04/29/2011	9689	Kansas Gas Service			107.81	484,541.23
	General Journal	04/30/2011	21280	Bank Charges			80.00	484,461.23
Total 0-10070 · FNB Olathe Checking 013-960-2						7,648.33	50,949.12	484,461.23
0-10080 · FNB Payroll Acct. 014-952-7								465.34
Total 0-10080 · FNB Payroll Acct. 014-952-7								465.34
Total Cash Accounts						7,769.53	56,782.38	484,916.57
TOTAL						7,769.53	56,782.38	484,916.57

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
902 CONS/LGCB -FA3089	0.00	0.00	0.00	0.00	650.00	650.00
AB Mobile Com	0.00	0.00	0.00	0.00	4,519.80	4,519.80
Aberdeen Township Police Department	0.00	0.00	0.00	0.00	4,482.80	4,482.80
Accounts Receivable Entry	0.00	0.00	0.00	0.00	0.00	0.00
Advanced Radio Communications	0.00	0.00	0.00	0.00	111.77	111.77
Alaska Safety	0.00	0.00	0.00	0.00	(358.13)	(358.13)
All-Pro Safety Supply & Installations, In	0.00	0.00	0.00	0.00	612.97	612.97
Andrews Police Department	0.00	0.00	0.00	0.00	(192.50)	(192.50)
Appleton Police Department	0.00	0.00	0.00	0.00	0.60	0.60
Arkansas City Police Department	0.00	0.00	0.00	0.00	(876.00)	(876.00)
B-K Electric, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
B & C Communications	0.00	0.00	0.00	0.00	4,100.55	4,100.55
B&G Electronics	0.00	0.00	0.00	0.00	0.00	0.00
B&L Comm., Inc.	0.00	0.00	0.00	0.00	6,301.12	6,301.12
Banks County Sheriff's Office	0.00	0.00	0.00	0.00	4,755.78	4,755.78
Belleville Police Department	0.00	0.00	0.00	0.00	(854.00)	(854.00)
Beltronics, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Blytheville Police Department	0.00	0.00	0.00	0.00	(42.37)	(42.37)
Bob Caldwell CJD	0.00	0.00	0.00	0.00	9,991.65	9,991.65
Borough of Woodbury Heights Police Depart	0.00	0.00	0.00	0.00	36,248.14	36,248.14
Brownwood Police	0.00	0.00	0.00	0.00	(286.63)	(286.63)
Cartersville Police Department	0.00	0.00	0.00	0.00	(300.00)	(300.00)
Cedar Rapids Police Department	0.00	0.00	0.00	0.00	105.50	105.50
Charleston Light & Siren Emergency	0.00	0.00	0.00	0.00	18,467.72	18,467.72
Chattahoochee Hill Country	0.00	0.00	0.00	0.00	512.65	512.65
CNY Public Safety Supply Inc	0.00	0.00	0.00	0.00	398.78	398.78
Communications & Emergency Products, Inc.	0.00	0.00	0.00	0.00	1,061.87	1,061.87
Complete Emergency Vehicles	0.00	0.00	0.00	0.00	9,773.36	9,773.36
ComputerShare, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Connect Wireless Solutions	0.00	0.00	0.00	0.00	0.00	0.00
Custom Command Vehicles	0.00	0.00	0.00	0.00	43,263.86	43,263.86
Dana Safety Supply	0.00	0.00	0.00	0.00	701.76	701.76
Demarest Police Department	0.00	0.00	0.00	0.00	63.00	63.00
Developed Dimension Information Technolog	0.00	0.00	0.00	0.00	23.00	23.00
Diboll Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Dorchester County Sheriff's Office	0.00	0.00	0.00	0.00	(112.72)	(112.72)
Dover Police Department	0.00	0.00	0.00	0.00	(632.90)	(632.90)
DSC Communications	0.00	0.00	0.00	0.00	10,190.57	10,190.57
Dunne Communications, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Dunnellon Police Department	0.00	0.00	0.00	0.00	4,791.62	4,791.62
Durango Police Department	0.00	0.00	0.00	0.00	5,920.00	5,920.00
East Providence Police Department	0.00	0.00	0.00	0.00	(300.00)	(300.00)
Eastchester Police Dept	0.00	0.00	0.00	0.00	(170.00)	(170.00)
Ellensburg Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Empire Energy Corporation	0.00	0.00	0.00	0.00	0.00	0.00
ERS	0.00	0.00	0.00	0.00	7,731.92	7,731.92
Extreme 911	0.00	0.00	0.00	0.00	412.58	412.58
Falls Church Police Department	0.00	0.00	0.00	0.00	515.00	515.00
Fayette County Sheriff's Office	0.00	0.00	0.00	0.00	(836.36)	(836.36)
Fleet Auto Supply	0.00	0.00	0.00	0.00	25,450.66	25,450.66
Forest Park Police Department (GA)	0.00	0.00	0.00	0.00	(1,234.95)	(1,234.95)
Fort Dodge Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Franklin County Sheriff's Office (OH)	0.00	0.00	0.00	0.00	34.65	34.65
Fremont County Sheriff's Office	0.00	0.00	0.00	0.00	(1,674.80)	(1,674.80)
Fruitland Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Hamilton Provost Marshall Office	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Polk Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Gaithersburg Police Department	0.00	0.00	0.00	0.00	(30.00)	(30.00)
Garden City Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
General Ledger Entry - AR	0.00	0.00	(199,292.32)	0.00	25,041.77	(174,250.55)
Georgetown Police Department	0.00	0.00	0.00	0.00	39.98	39.98
Gillespie County Sheriff's Dept	0.00	0.00	0.00	0.00	57.50	57.50
Glen Canyon NRA	0.00	0.00	0.00	0.00	340.03	340.03
Golden Gate NRA	0.00	0.00	0.00	0.00	0.00	0.00
Goodhue County Sheriff's Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Grants Pass Police Dept	0.00	0.00	0.00	0.00	(30.00)	(30.00)
Granville Police Dept	0.00	0.00	0.00	0.00	(312.58)	(312.58)
Graybill Communications	0.00	0.00	0.00	0.00	190.50	190.50
Green River Police Department	0.00	0.00	0.00	0.00	(260.00)	(260.00)
Guernsey County Sheriff	0.00	0.00	0.00	0.00	502.25	502.25
Habersham County Sheriff's Office	0.00	0.00	0.00	0.00	(500.00)	(500.00)
Hammond Police Department	0.00	0.00	0.00	0.00	68,351.14	68,351.14
Hapeville Police Department	0.00	0.00	0.00	0.00	(600.00)	(600.00)
Harper Woods Police Department	0.00	0.00	0.00	0.00	(35.00)	(35.00)
Hawthorn Woods Police Department	0.00	0.00	0.00	0.00	2.96	2.96
Haywood County Sheriff's Office	0.00	0.00	0.00	0.00	(78.22)	(78.22)
Hendersonville Police Department	0.00	0.00	0.00	0.00	15.00	15.00
Herculaneum Police Department	0.00	0.00	0.00	0.00	(240.00)	(240.00)
HES, Inc. (c)	0.00	0.00	0.00	0.00	0.00	0.00
Highlands Police Department	0.00	0.00	0.00	0.00	(90.00)	(90.00)
Hodgkins Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Holcomb Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Homewood Police Department-AL	0.00	0.00	0.00	0.00	285.00	285.00
Industrial Communiations Sales & Services	0.00	0.00	0.00	0.00	0.00	0.00
Industrial Communications-MT	0.00	0.00	0.00	0.00	385.70	385.70
Integrated Communications	0.00	0.00	0.00	0.00	4,519.80	4,519.80
Iredell County Sheriff's Office	0.00	0.00	0.00	0.00	(930.55)	(930.55)
J & S Communications LLC	0.00	0.00	0.00	0.00	4,931.80	4,931.80
Jasper Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Jefferson County AR SO	0.00	0.00	0.00	0.00	760.66	760.66
Kalamazoo County Sheriff's Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Ketchum Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Key West Police Department	0.00	0.00	0.00	0.00	197.50	197.50
Kingsland Police Department	0.00	0.00	0.00	0.00	(908.65)	(908.65)
Lake Mead NRA	0.00	0.00	0.00	0.00	(87.00)	(87.00)
Lake Winnebago Police Department	0.00	0.00	0.00	0.00	(72.29)	(72.29)
Lansing Police Department	0.00	0.00	0.00	0.00	(207.58)	(207.58)
Laprade Government Sales	0.00	0.00	0.00	0.00	13,040.43	13,040.43
Laurel Police Department	0.00	0.00	0.00	0.00	5,085.00	5,085.00
Lincoln County Sheriff's Office	0.00	0.00	0.00	0.00	(1,741.15)	(1,741.15)
Linden Police Department	0.00	0.00	0.00	0.00	108.12	108.12
Livonia Police Department	0.00	0.00	0.00	0.00	(462.11)	(462.11)
Lower Merion Twp Police Dept.	0.00	0.00	0.00	0.00	(31.00)	(31.00)
Lusk Police Department	0.00	0.00	0.00	0.00	5,642.99	5,642.99
Lyon County Sheriffs Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Macon County Sheriff's Dept.	0.00	0.00	0.00	0.00	(23.94)	(23.94)
Marion Police Department	0.00	0.00	0.00	0.00	13.00	13.00
Marshfield Police Department	0.00	0.00	0.00	0.00	3,876.09	3,876.09
Matsu Emergency Safety and Supply	0.00	0.00	0.00	0.00	577.28	577.28
Mercer Island Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Milton Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Minnestoa Sheriff's Association	0.00	0.00	0.00	0.00	0.01	0.01
Mitchell Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Mobile Police Department	0.00	0.00	0.00	0.00	2,668.30	2,668.30
Moncks Corner Police Department	0.00	0.00	0.00	0.00	4,549.49	4,549.49
Monroe Police Department	0.00	0.00	0.00	0.00	30.00	30.00
Morton County Sheriffs Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Nalcom Wireless, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Natchez Trace Parkway NPS	0.00	0.00	0.00	0.00	(200.00)	(200.00)
New Melle Police Department	0.00	0.00	0.00	0.00	(37.00)	(37.00)
Northfield Police Department	0.00	0.00	0.00	0.00	57,622.88	57,622.88
Northwestern State University	0.00	0.00	0.00	0.00	(100.00)	(100.00)
NYPD Highway Patrol	0.00	0.00	0.00	0.00	4,405.39	4,405.39
NYPD HWY PATROL UNIT 5	0.00	0.00	0.00	0.00	280.00	280.00
Olmos Park Police Department	0.00	0.00	0.00	0.00	6,362.50	6,362.50
Osceola County Sheriff's Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
OSP - Gold Beach	0.00	0.00	0.00	0.00	(48.00)	(48.00)
Ottawa Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Oviedo Police Department	0.00	0.00	0.00	0.00	(60.00)	(60.00)
Ozaukee County Sheriff's Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Panama City Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Park Forest Police Department	0.00	0.00	0.00	0.00	(283.50)	(283.50)
Plainfield Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
PMC Associates, Inc.	0.00	0.00	0.00	0.00	(1,860.00)	(1,860.00)
Powder Springs Police Department	0.00	0.00	0.00	0.00	50.00	50.00
Premier Vehicle Installation, Inc	0.00	0.00	0.00	0.00	(1,048.74)	(1,048.74)
Priority One Emergency	0.00	0.00	0.00	0.00	0.00	0.00
Procom Corporation	0.00	0.00	0.00	0.00	1,000.00	1,000.00
PSEI	0.00	0.00	0.00	0.00	3,022.94	3,022.94
Radioland Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Randolph AFB - Fire	0.00	0.00	0.00	0.00	0.00	0.00
Raytheon-JPS Communications Inc.	0.00	0.00	0.00	0.00	420.00	420.00
RCS Wireless Technology	0.00	0.00	0.00	0.00	171.72	171.72
Red Lodge Police Department	0.00	0.00	0.00	0.00	924.05	924.05
REM Communications	0.00	0.00	0.00	0.00	716.00	716.00
Reserve for losses	0.00	0.00	0.00	0.00	(100,456.68)	(100,456.68)
RF Marketing Sales	0.00	0.00	0.00	0.00	0.00	0.00
Rocky Boy Tribal Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Roman Forest Police Department	0.00	0.00	0.00	(2,500.00)	0.00	(2,500.00)
Roselle Park Police Department	0.00	0.00	0.00	0.00	180.00	180.00
Saint Peter Police Department	0.00	0.00	0.00	0.00	13.75	13.75
Saukville Police Department	0.00	0.00	0.00	0.00	(63.00)	(63.00)
Shipman Communications	0.00	0.00	0.00	0.00	4,931.80	4,931.80
South Haven Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
South Portland Police Department	0.00	0.00	0.00	0.00	7,150.00	7,150.00
South Rockwood Police Dept	0.00	0.00	0.00	0.00	(415.00)	(415.00)
State of Alaska Department of Transportat	0.00	0.00	0.00	0.00	85.13	85.13
Stratford Police Department	0.00	0.00	0.00	0.00	39,321.64	39,321.64
Sumter County Sheriff's Office	0.00	0.00	0.00	0.00	222.34	222.34
Sweetwater Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Telecomunicaciones y Servicios del Norte	0.00	0.00	0.00	0.00	28,401.29	28,401.29
Tieton Police Department	0.00	0.00	0.00	0.00	(64.45)	(64.45)
Tinton Falls Police Department	0.00	0.00	0.00	0.00	222.63	222.63
Titusville Police Department	0.00	0.00	0.00	0.00	409.50	409.50
Tulelake Police Department	0.00	0.00	(66.96)	0.00	0.00	(66.96)
Ukiah Police Department	0.00	0.00	0.00	0.00	5,447.74	5,447.74
University of Kentucky	0.00	0.00	0.00	0.00	(3,600.00)	(3,600.00)
University of Texas San Antonio	0.00	0.00	0.00	0.00	(268.05)	(268.05)
University of Wyoming	0.00	0.00	0.00	0.00	(568.67)	(568.67)
University Park Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Vernonia Police Department	0.00	0.00	0.00	0.00	(90.03)	(90.03)
Veterans Affairs Hospital Police Dept	0.00	0.00	0.00	0.00	98.08	98.08
Wabasha County Sheriff's Dept	0.00	0.00	0.00	0.00	242.45	242.45
Wabaunsee County Sheriff's Office	0.00	0.00	0.00	0.00	245.28	245.28
Warr Acres Police Department	0.00	0.00	0.00	0.00	600.00	600.00
Watec, Inc.	0.00	0.00	0.00	0.00	15.00	15.00
Wellington Police Department	0.00	0.00	0.00	0.00	100.00	100.00
West Chester Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
West Jordan Police Department	0.00	0.00	0.00	0.00	100.00	100.00
Western Carolina Communication Systems	0.00	0.00	0.00	0.00	240.01	240.01
Westminster Police Department	0.00	0.00	0.00	0.00	(400.00)	(400.00)
White Settlement Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Wichita State University Police	0.00	0.00	0.00	0.00	(400.00)	(400.00)
William & Mary Police	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Winder Police Department	0.00	0.00	0.00	0.00	(700.00)	(700.00)
Wireless Advanced Communications	0.00	0.00	0.00	0.00	225.00	225.00
Wireless Plus	0.00	0.00	0.00	0.00	46.13	46.13
Wyandotte County Sheriff's Office	0.00	0.00	0.00	0.00	(274.10)	(274.10)
Wyoming Department of Transportation	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Wyoming Highway Patrol	0.00	0.00	0.00	0.00	336.00	336.00
Yerington Police	0.00	0.00	0.00	0.00	(617.50)	(617.50)
Yosemite National Park	0.00	0.00	0.00	0.00	100.00	100.00
Zion Police Department	0.00	0.00	0.00	0.00	100.00	100.00
TOTAL	0.00	0.00	(199,359.28)	(2,500.00)	377,999.08	176,139.80

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
AMERICAN EXPRESS	0.00	0.00	12.90	0.00	0.00	12.90
Computershare Inc.	0.00	0.00	925.00	0.00	0.00	925.00
Conference America	0.00	130.32	0.00	0.00	0.00	130.32
FEDEX	0.00	0.00	107.21	0.00	0.00	107.21
Marketwire Inc.	0.00	(1,501.95)	1,038.25	0.00	0.00	(463.70)
Standguard Water	0.00	0.00	45.68	0.00	0.00	45.68
Terremark (formerly Data Return LLC)	0.00	3,780.00	0.00	0.00	0.00	3,780.00
Unisource Document Products	0.00	246.66	156.95	0.00	0.00	403.61
TOTAL	0.00	2,655.03	2,285.99	0.00	0.00	4,941.02

8:28 AM

05/15/11

		Apr 30, 11
Beginning Balance		533,490.63
Cleared Transactions		
Checks and Payments - 21 items	-52,578.75	
Deposits and Credits - 7 items	7,648.33	
Total Cleared Transactions	-44,930.42	
Cleared Balance		**488,560.21**
Uncleared Transactions		
Checks and Payments - 6 items	-4,098.98	
Total Uncleared Transactions	-4,098.98	
Register Balance as of 04/30/2011		**484,461.23**
New Transactions		
Checks and Payments - 4 items	-6,340.61	
Total New Transactions	-6,340.61	
Ending Balance		**478,120.62**

ICOP DIGITAL, INC. Reconciliation Summary
8:28 AM 05/15/11
0-10070  FNB Olathe Checking 013-960-2, Period Ending 04/30/2011
Apr 30,11
533,490.63
-52,578.75 7,648.33
-44,930.42                      488,560.21
-4,098.98
-4,098.98
484,461.23
Beginning Balance
Cleared Transactions
Checks and Payments - 21 items Deposits and Credits - 7 items
Total Cleared Transactions
Cleared Balance
Uncleared Transactions
Checks and Payments - 6 items
Total Uncleared Transactions
Register Balance as of 04/30/2011
New Transactions
Checks and Payments - 4 items
478,120.62
Total New Transactions
-6,340.61
-6,340.61

First National Bank of Olathe
Member FDIC
Established June 15, 1887 as the first nationally chartered bank in Johnson County

Mailing Address: P O Box 1500 Olathe, KS 66051
Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111

Page: 1

ACCOUNT #: DDA – 0139602 Operating Account

Digital Systems Inc
Debtor in Possession

Enclosures: 20

Beginning Balance as of 04/01/11	**533,490.63**
Deposits & Other Credits	7,648.33
Charges & Fees	20.00
Checks & Other Debits	52,558.75
Average Balance	515,510.96
Ending Balance as of 04/30/11	**488,560.21**

Charges And Fees		
1 Outgoing Wire Fee		20.00
Commercial Service Charge		0.00
1 Maintenance Fee	10.00	
15 Per Check Fee	2.25	
4 Per Deposit Fee	0.60	
4 ACH Debits	0.20	
4 Deposit Item - Transit	0.40	
Less Earnings Credit	13.45	

Transaction Information

Date	Check#	Description	Credit Amount	Debit Amount
04/01		Deposit	229.14	
04/01		Deposit	241.00	
04/08		Deposit	1,677.19	
04/27		Deposit	5,501.00	
04/11		Transfer to XXX233 to close account		121.20

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.
STATFN (9-08)

***************AUTO**3-DIGIT 662 2284 0.7820 AT 0.365 9 1 239
DIGITAL SYSTEMS INC
15621 W 87TH ST PKWY STE 355
66219143521
LENEXA KS 66219-1435
PERIODIC STATEMENT Date: Apr 30, 2011 Period: Apr 01, 2011 to Apr 30, 2011 (30 Days )
Operating Account
ACCOUNT #: DDA - 0139602
Digital Systems Inc Debtor in Possession
Enclosures: 20
Beginning Balance as of 04/01/11
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 04/30/11
Charges And Fees
533,490.63
7,648.33 20.00 52,558.75 515,510.96
488,560.21
20.00 0. 00
10.00 2.25 0.60 0.20 0 .40 13.45
1 Outgoing Wire Fee Commercial Service Charge 1 Maintenance Fee 15 Per Check Fee 4 Per Deposit Fee 4 ACH Debits
4 Deposit Item - Transit Less Earnings Credit
Transaction Information
Date Check#
04/01 04/01 04/08 04/27 04/11
Description
Deposit Deposit Deposit Deposit
Debit Amount
Credit Amount 229.14 241.00 1,677.19 5,501.00
121.20
Transfer to XXX233 to close account

First National Bank of Olathe
Member FDIC
Established June 15, 1887 as the first nationally chartered bank in Johnson County

Mailing Address: P O Box 1500 Olathe, KS 66051
Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111

Page: 2

Account #: DDA-0139602

PERIODIC STATEMENT
DIGITAL SYSTEMS INC

Apr 30, 2011

Transaction Information (continued)

Check Information

Date	Check#	Amount	Date	Check#	Amount
04/01	9663	5,714.52	04/18	9680	370.03
04/04	9671 *	580.65	04/19	9681	42.33
04/25	9672	915.03	04/19	9682	407.00
04/08	9673	99.55	04/21	9683	26,924.92
04/12	9674	575.07	04/25	9684	7,724.54
04/11	9675	26.49	04/29	9686 *	2,000.00
04/12	9676	1,918.16	04/29	9687	2,000.00
04/19	9679 *	217.98			

* Indicates a break in the Check number order.

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.
STATFN (8-08)

Page: 2
PERIODIC STATEMENT DIGITAL SYSTEMS INC
Apr 30, 2011
Transaction Information (continued)
Debit Amount
Credit Amount
Date Check#                      Description
04/14           ACH Debit ONLINE PMT SPRINT
Internet Initiated
Transaction-                      82.37
04/15           ACH Debit Payment ATT
Internet Initiated
Transaction-                      604.73
04/21           O/W Marketwire, Inc                                           2,000.00
04/21           Outgoing Wire Fee                                20.00
04/25           ACH Debit ONLINE PMT CHASE
CARD SERV Internet Initiated
Transaction-                      174.18
04/29           ACH Debit Cash Mgr FNB
Olathe           60.00
Check           Information
Date           Check                      Amount
04/01           9663           5,714.52
04/04           9671 *                      580.65
04/25           9672           915.03
04/08           9673           99.55
04/12           9674           575.07
04/11           9675           26.49
04/12           9676           1,918.16
04/19           9679 *                      217.98
Date           Check*                      Amount
04/18           9680           370.03
04/19           9681           42.33
04/19           9682           407.00
04/21           9683           26,924.92
04/25           9684           7,724.54
04/29           9686 *                      2,000.00
04/29           9687           2,000.00
*Indicates a break in the Check number order.

Account #139602 - DDA                                           Page 3 of 4
4/1/2011 0 $229.14
4/1/2011 0 $241.00
4/8/2011 0 $1,677.19
4/27/2011 0 $5,501.00
4/1/2011 9663 $5,714.52
4/4/2011 9671 $580.65
4/25/2011 9672 $915.03
4/8/2011 9673 $99.55
4/12/2011 9674 $575.07
4/12/2011 9675 $26.49
4/12/2011 9676 $1,918.16
4/19/2011 9679 $217.98

Account #139602 - DDA Page 4 of 4
4/18/2011 9680 $370.03
4/19/2011 9681 $42.33
4/19/2011 9682 $407.00
4/21/2011 9683 $26,924.92
4/25/2011 9684 $7,724.54
4/29/2011 9686 $2,000.00
4/29/2011 9687 $2,000.00

ICOP DIGITAL, INC. Reconciliation Summary
0-10030 o FNB FLEX ACCT. 017-823-3, Period Ending 04/30/2011
Apr 30,11
Beginning Balance                                -101.20
Cleared Transactions
Checks and Payments -1 item                                                      -20.00
Deposits and Credits -1 item                                                      121.20
Total Cleared Transactions                                                      101.20
Cleared Balance                                           0.00
Register Balance as of 04/30/2011                                                                0.00
Ending Balance                                0.00

First National Bank of Olathe
Member FDIC
Established June 15, 1887 as the first nationally chartered bank in Johnson County
Mailing Address: P O Box 1500 Olathe, KS 66051
Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111

Page: 1

ACCOUNT #: DDA - 0178233 FLEX Account

ICOP Digital Inc

Enclosures: 2

Beginning Balance as of 04/01/11	**-101.20**
Deposits & Other Credits	161.20
Charges & Fees	60.00
Checks & Other Debits	0.00
Average Balance	0.00
Ending Balance as of 04/12/11	**0.00**

Charges And Fees

1 Returned NSF Fee	25.00
7 Sustained Overdraft Fee	35.00

Transaction Information

Date	Check#	Description	Credit Amount	Debit Amount
04/08		Refund Sustained Overdraft Fees 04.2011	40.00	
04/11		Transfer from XXX602 to close account	121.20	
04/01		Sustained Overdraft Fee		5.00
04/02		Sustained Overdraft Fee		5.00
04/03		Sustained Overdraft Fee		5.00
04/04		Returned NSF Fee DEBIT:REPUL3/31 PROCESSWORKS AMT:$326.35		25.00
04/04		Sustained Overdraft Fee		5.00
04/05		Sustained Overdraft Fee		5.00
04/06		Sustained Overdraft Fee		5.00
04/07		Sustained Overdraft Fee		5.00

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.

Page: 1
***************AUT0**3-DIGIT 662 2285 0.4610 AT 0.365 9 1 240
DIGITAL SYSTEMS INC
15621 W 87TH ST PKWY STE 355
66219143521
LENEXA KS 66219-1435
CLOSING STATEMENT Date: Apr 30, 2011 Period: Apr 01, 2011 to Apr 12, 2011 (12 Days )
ACCOUNT #: DDA - 0178233                                                      FLEX Account
ICOP Digital Inc
Enclosures: 2
Beginning Balance as of 04/01/11
Deposits & Other Credits Charges & Fees . Checks & Other Debits
Average Balance Ending Balance as of 04/12/11
-101.20
161.20 60.00 0.00 0.00
0.00
25.00 35.00
Charges And Fees
1 Returned NSF Fee 7 Sustained Overdraft Fee
Transaction Information
Date Check*
04/08
04/11
04/01 04/02 04/03 04/04
04/04 04/05 04/06 04/07
Description
Refund Sustained Overdraft Fees 04.2011
Transfer from XXX602 to close account
Sustained Overdraft Fee Sustained Overdraft Fee Sustained Overdraft Fee Returned NSF Fee DEBIT:REPUL3/31 PROCESSWORKS
Debit Amount
Credit Amount
40.00
121.20
5.00 5.00 5.00
25.00 5.00 5.00 5.00 5.00
AMT:$ 3 2 6.3 5 Sustained Overdraft Fee Sustained Overdraft Fee Sustained Overdraft Fee Sustained Overdraft Fee

ICOP DIGITAL, INC. Reconciliation Summary
0-10000  Bank of Blue Valley (7650), Period Ending 04/30/2011
Apr 30,11
Beginning Balance                                5,803.26 Cleared Transactions
Checks and Payments - 2 items                                                      -5,813.26
Total Cleared Transactions                                                      -5,813.26
Cleared Balance                                -10.00
Register Balance as of 04/30/2011                                                                -10.00
8:19 AM 05/15/11
Ending Balance                                -10.00

002527
ICOP DIGITAL INC 16801 W 116TH ST LENEXA KS .66219-9603
<D> 30
BANK OF BLUE VALLEY YOUR FULL SERVICE FINANCIAL SERVICES CENTER FOR PERSONAL AND BUSINESS NEEDS-CALL TODAY FOR DETAILS 913-338-HELP
*MORTGAGE AND HOME EQUITY LENDING *CONSUMER.AND COMMERCIAL BANKING *PRIVATE BANKING, TRUST SERVICES AND MORE
BLUE VALLEY INVSTMNT ACCOUNT 7017650
MINIMUM BALANCE .00 LAST STATEMENT 03/31/11                                                                                                .25
AVG AVAILABLE BALANCE .03 CREDITS                                                                                     .00
AVERAGE BALANCE .03 2 DEBITS                                                                10.25
THIS STATEMENT 04/29/11                                                      . 10.00-
 OTHER DEBITS
DESCRIPTION DATE                                           AMOUNT
INTEREST PMT ON LOAN 9245710 04/05                                                                           .25
SERVICE CHARGE 04/29                                                      10.00
: - .           -INTEREST
INTEREST PAID 2011:                                           3.54
 ITEMIZATION OF SERVICE CHARGE PAID THIS PERIOD
TOTAL CHARGE FOR MAINTENANCE FEE:                                                                                     10.00
*** CONTINUED * * *

ICOP DIGITAL INC
BLUE VALLEY INVSTMNT ACCOUNT 7017650
ITEMIZATION OF OVERDRAFT AND RETURNED ITEM FEES
TOTAL FOR                                TOTAL
 THIS PERIOD  YEAR TO DATE
TOTAL OVERDRAFT FEES: .00                                                                .00
TOTAL RETURNED ITEM FEES: .00                                                                .00